EXHIBIT 10.49

                       AMENDMENT NO. 3 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (this "Amendment Agreement") is made and entered into effective as of the 23d day of March, 1998, by and between BERLITZ INTERNATIONAL, INC, a New York corporation (the "Borrower"), EACH OF THE GUARANTORS SIGNATORY HERETO (the "Guarantors"), NATIONSBANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, as agent for the Lenders ("Agent") under the Credit Agreement (as defined below), and the Lenders. Unless the context otherwise requires, all terms used herein without definition shall have the definitions provided therefor in the Credit Agreement.

W I T N E S S E T H:

         WHEREAS, the Agent, the Lenders and the Borrower have entered into that certain Credit Agreement dated as of August 28, 1997, as amended by that certain Amendment No. 1 to Credit Agreement and Amendment No. 1 to Pledge Agreement dated as of September 12, 1997, and as further amended by that certain Amendment No. 2 to Credit Agreement dated as of October 28, 1997 (as hereby and from time to time amended, supplemented or replaced, the "Credit Agreement"), pursuant to which the Lenders have agreed to make and have made certain revolving and term credit facilities available to the Borrower; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement in the manner herein set forth effective as of the date hereof;

         NOW, THEREFORE, the parties hereby agree as follows:

         1. Definitions. The term "Credit Agreement" or "Agreement" (as the case may be) as used herein and in the Loan Documents shall mean the Credit Agreement as hereby amended and modified, and as further amended, modified or supplemented from time to time as permitted thereby.

         2. Amendments. Subject to the conditions hereof, the Credit Agreement is hereby amended, effective as of the date hereof, as follows:

                  (a) The following definition is added to the Credit Agreement in its proper alphabetical position in Section 1.1 of the Credit Agreement:

                  "Indemnification Percentage" means, with respect to each Lender at any time, a fraction, (i) the numerator of which shall be the sum of such Lender's (A) Revolving Credit Commitment and (B) Term Loan Commitment, and (ii) the denominator of which shall be the sum of (X) the Total Revolving Credit Commitment and (Y) the Total Term Loan Commitment; provided that the Indemnification Percentage of each Lender shall be increased or decreased to reflect any assignments to or by such Lender effected in accordance with Section 13.1 hereof.

(b) The definition of "Applicable Commitment Percentage" is hereby deleted in its entirety and the following is inserted in replacement thereof:

         "Applicable Commitment Percentage" means, with respect to each Lender at any time, (i) with respect to the Revolving Credit Facility, any Revolving Loan, the Letter of Credit Facility and any Letter of Credit or Reimbursement Obligation thereunder, a fraction, the numerator of which shall be such Lender's Revolving Credit Commitment set forth on Exhibit A and the denominator of which shall be the Total Revolving Credit Commitment, which Applicable Commitment Percentage for each Lender as of March 23, 1998, after the effectiveness of Amendment No. 3 to Credit Agreement, is as set forth in Exhibit A, and (ii) with respect to the Term Loan Facility and any Term Loans, a fraction, the numerator of which shall be such Lender's Term Loan Commitment set forth on Exhibit A and the denominator of which shall be the Total Term Loan Commitment, which Applicable Commitment Percentage for each Lender as of March 23, 1998, after the effectiveness of Amendment No. 3 to Credit Agreement, is as set forth in Exhibit A; provided that the Applicable Commitment Percentage of each Lender shall be increased or decreased to reflect any assignments to or by such Lender effected in accordance with Section 13.1 hereof.

         C. The definition of "Total Revolving Credit Commitment" is hereby deleted in its entirety and the following is inserted in replacement thereof:

                  "Total Revolving Credit Commitment" means a principal amount equal to $70,000,000, as reduced from time to time in accordance with Section
3.7 hereof.

         (d) Section 12.5 of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

                           12.5 INDEMNIFICATION. The Lenders agree to indemnify
                  the Agent (to the extent not reimbursed under Section 13.9 hereof, but without limiting the obligations of the Borrower under such Section) ratably in accordance with their respective Indemnification Percentages for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys'fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Agent (including by any Lender) in any way relating to or arising out of any Loan Document or the transactions contemplated thereby or any action taken or omitted by the Agent under any Loan Document; provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any costs or expenses payable by the Borrower under Section 13.5, to the extent that the Agent is not promptly reimbursed for such costs and expenses by the Borrower.

                  The agreements contained in this Section 12.5 shall survive payment in full of the Loans and all other amounts payable under this Agreement.

                    (e) Exhibit A to the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex I attached hereto and incorporated herein by reference.

         3. Guarantors. Each Guarantor hereby (i) consents and agrees to the amendments to the Credit Agreement set forth herein and (ii) confirms its joint and several guarantee of payment of all the Obligations pursuant to the Subsidiary Guaranty.

         4. Representations and Warranties. The Borrower hereby certifies that:

                  (a) The representations and warranties made by the Borrower in
Article VIII of the Credit Agreement are true and correct in all material respects on and as of the date hereof, with the same effect as though such representations and warranties were made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.

                  (b) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, will constitute a Default or an Event of Default on the part of the Borrower under the Credit Agreement or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both.

         5. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated herein, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any preceding or succeeding breach thereof.

         6. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         7. Counterparts. This Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         8. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the state of New York.

         9. Enforceability. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         10. Credit Agreement. All references in any of the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement as amended hereby and all references to the "Total Revolving Credit Commitment" in any of the Loan Documents shall mean the Total Revolving Credit Commitment as amended hereby.

         11. Successors and Assigns. This Amendment Agreement shall be binding upon and inure to the benefit of each of the Borrower, the Lenders and the Agent and their respective successors, assigns and legal representatives; provided, however, that the Borrower, without the prior consent of the Agent, may not assign any rights, powers, duties or obligations hereunder.

         12. Expenses. Borrower agrees to pay to the Agent and the Lenders all reasonable out-of-pocket expenses incurred or arising in connection with the negotiation and preparation of this Amendment Agreement.

                            [SIGNATURE PAGES FOLLOW.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to Credit Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                     BORROWER:

                                     BERLITZ INTERNATIONAL, INC.

                                     By: __________________________________
                                     Name: ________________________________
                                     Title: _________________________________

                                     GUARANTORS:

                                     BERLITZ LANGUAGES, INC.

                                     By: __________________________________
                                     Name: ________________________________
                                     Title: _________________________________


                                     BERLITZ INVESTMENT CORPORATION

                                     By: __________________________________
                                     Name: ________________________________
                                     Title: _________________________________


                                     BERLITZ PUBLISHING COMPANY, INC.

                                     By: __________________________________
                                     Name: ________________________________
                                     Title: _________________________________


                                     BERLITZ DO BRASIL, INC.

                                     By: __________________________________
                                     Name: ________________________________
                                     Title: _________________________________


                                     ELS EDUCATIONAL SERVICES, INC.

                                     By: __________________________________
                                     Name: ________________________________
                                     Title: _________________________________

                                     AGENT AND LENDERS:

                                     NATIONSBANK, NATIONAL ASSOCIATION,
                                     as Agent for the Lenders and as a Lender

                                     By: __________________________________
                                     Name: ________________________________
                                     Title: _________________________________


                                     THE BANK OF TOKYO-MITSUBISHI, LTD., NEW
                                     YORK BRANCH

                                     By: __________________________________
                                     Name: ________________________________
                                     Title: _________________________________


                                     BANQUE PARIBAS

                                     By: __________________________________
                                     Name: ________________________________
                                     Title: _________________________________


                                     THE CHUGOKU BANK, LIMITED

                                     By: __________________________________
                                     Name: ________________________________
                                     Title: _________________________________


                                     CORESTATES BANK, N.A.

                                     By: __________________________________
                                     Name: ________________________________
                                     Title: _________________________________

                                     CREDIT AGRICOLE INDOSUEZ

                                     By: __________________________________
                                     Name: ________________________________
                                     Title: _________________________________


                                     THE DAI-ICHI KANGYO BANK, LIMITED

                                     By: __________________________________
                                     Name: ________________________________
                                     Title: _________________________________


                                     FLEET BANK, N.A.

                                     By: __________________________________
                                     Name: ________________________________
                                     Title: _________________________________


                                     THE LONG-TERM CREDIT BANK
                                     OF JAPAN, LTD.

                                     By: __________________________________
                                     Name: ________________________________
                                     Title: _________________________________


                                     PNC BANK, NATIONAL ASSOCIATION

                                     By: __________________________________
                                     Name: ________________________________
                                     Title: _________________________________


                                     THE SAKURA BANK, LIMITED

                                     By: __________________________________
                                     Name: ________________________________
                                     Title: _________________________________

                                     SUMMIT BANK

                                     By: __________________________________
                                     Name: ________________________________
                                     Title: _________________________________


                                     THE SUMITOMO BANK, LIMITED

                                     By: __________________________________
                                     Name: ________________________________
                                     Title: _________________________________


                                     THE BANK OF NOVA SCOTIA

                                     By: __________________________________
                                     Name: ________________________________
                                     Title: _________________________________

                                     ANNEX I

EXHIBIT A

APPLICABLE COMMITMENT PERCENTAGES

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


LENDER                   TRANCHE A              TRANCHE B            APPLICABLE            REVOLVING              APPLICABLE
                         TERM LOAN              TERM LOAN            COMMITMENT            CREDIT                 COMMITMENT
                         COMMITMENT             COMMITMENT           PERCENTAGE            COMMITMENT             PERCENTAGE
                                                                     (TERM LOAN                                   (REVOLVING
                                                                     FACILITY)                                    CREDIT FACILITY)

NationsBank, National    $2,607,142.83          $9,907,142.87        10.428571429%         $8,306,623.40          11.86660485714%
Association
Fleet Bank, N.A.         $2,321,428.57          $8,821,428.57        9.285714286%          $7,678,051.96          10.96864565714%
Summit Bank              $2,321,428.57          $8,821,428.57        9.285714286%          $6,392,597.40          9.13228200000%
The Long-Term Credit     $2,321,428.57          $8,821,428.57        9.285714286%          $6,392,597.40          9.13228200000%
Bank of Japan, Ltd.
The Chugoku Bank,        $1,714,285.72          $6,514,285.71        6.857142857%          $5,056,883.11          7.22411872857%
Limited
Corestates Bank, N.A.    $1,714,285.72          $6,514,285.71        6.857142857%          $5,056,883.11          7.22411872857%
The Sumitomo Bank,       $1,714,285.72          $6,514,285.71        6.857142857%          $3,771,428.57          5.38775510000%
Limited
PNC Bank, National       $1,714,285.72          $6,514,285.71        6.857142857%          $6,342,337.67          9.06048238571%
Association
The Bank of Nova Scotia  $1,428,571.43          $5,428,571.43        5.714285714%          $3,142,857.14          4.48979591429%
The Bank of              $1,428,571.43          $5,428,571.43        5.714285714%          $3,142,857.14          4.48979591429%
Tokyo-Mitsubishi, Ltd.
Banque Paribas           $1,428,571.43          $5,428,571.43        5.714285714%          $3,142,857.14          4.48979591429%
Credit Agricole          $1,428,571.43          $5,428,571.43        5.714285714%          $4,428,311.68          6.32615954286%
Indosuez
The Dai-Ichi Kangyo      $1,428,571.43          $5,428,571.43        5.714285714%          $4,002,857.14          5.71836734286%
Bank, Limited
The Sakura Bank,         $1,428,571.43          $5,428,571.43        5.714285714%          $3,142,857.14          4.48979591429%
Limited

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